                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       January 8, 2004 (January 8, 2004)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                                  76-1440714
        (Commission File Number)                        (IRS Employer
                                                     Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On January 8, 2004, PetroQuest Energy, Inc. issued a press release updating, among other things, its drilling activities and fourth quarter 2003 production guidance.

         The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

         99.1     Press Release.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 2004                 PETROQUEST ENERGY, INC.


                                      By:      /s/ Daniel G. Fournerat
                                         ---------------------------------------
                                                   Daniel G. Fournerat
                                          Senior Vice President, General Counsel
                                                     and Secretary

                                 EXHIBIT INDEX


EXHIBIT
  NO.                  DESCRIPTION
-------                -----------

 99.1                 Press Release.